                                                              EXHIBIT 10(iii)(w)

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made as of November 14, 2000 (the "Amendment"), by and between Armstrong Holdings, Inc., a Pennsylvania corporation (the "Company"), and Frank A. Riddick III, an individual and resident of Lancaster County, Pennsylvania (the "Executive").

     WHEREAS, the Executive is currently serving as the President and Chief Operating Officer of the Company pursuant to an Employment Agreement dated as of August 7, 2000, between the Executive and the Company and joined by Armstrong World Industries, Inc. (the "Agreement");

     WHEREAS, the Board desires Executive to also serve as the Chief Executive Officer of Triangle Pacific Corp. ("Triangle Pacific"), which is an indirect, wholly-owned subsidiary of Holdings, and in connection with that office, Executive is entering into an employment agreement of even date with Triangle Pacific (the "Triangle Pacific Agreement"); and

     WHEREAS, the Company desires to continue to employ the Executive and the Executive desires to continue to serve the Company, but as a result of the Executive's contemporaneous employment by Triangle Pacific, it is appropriate to amend the Agreement in certain respects as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   DEFINED TERMS.
     -------------

     Capitalized terms used here have the meanings as in the Agreement, unless otherwise defined here.

2.   EMPLOYMENT.
     ----------

     The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company and its subsidiaries and affiliates, on the terms and conditions set forth herein, during the Term of this Agreement.

3.   POSITION AND DUTIES.
     -------------------

     During the Term of this Agreement, the parties hereto agree that the Executive will serve and perform his duties and responsibilities as President and Chief Executive Officer of Triangle Pacific as an additional assigned duty under the Agreement.

4.   COORDINATION OF COMPENSATION.
     ----------------------------

     Salary and other amounts or benefits paid or provided to the Executive by or on behalf of Triangle Pacific in connection with his duties there shall be credited against the corresponding obligations of the Company to the Executive under this Agreement so as to avoid double payments.

5.   NOTICES.
     -------

     For the purpose of the Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addressees set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

         To the Company:
         ---------------
         Armstrong Holdings, Inc.
         2500 Columbia Avenue
         Lancaster, PA 17603
         Attention: Senior Vice President, Human Resources
         Telecopy:  717-396-6119

         To World:
         ---------
         Armstrong World Industries, Inc.
         2500 Columbia Avenue
         Lancaster, PA 17603
         Attention: Vice President, Compensation & Benefits
         Telecopy:  717-396-6121

         To the Executive:
         -----------------
         At the executive's residence address as maintained by the Company and/or Triangle Pacific in the regular course of business for payroll purposes.

6.       GUARANTEE OF TRIANGLE PACIFIC OBLIGATIONS.
         -----------------------------------------

         The Company hereby unconditionally guarantees the payment and performance of the obligations of Triangle Pacific to the Executive under the Triangle Pacific Employment Agreement, as the same may be amended from time to time.

7.       CERTAIN RESTRICTED STOCK.
         ------------------------

         The restricted Common Stock of the Company which was awarded to the Executive on August 7, 2000 shall vest and become free of restrictions in the event that the Executive is entitled to the payment of termination compensation and benefits pursuant to the provisions of the Triangle Pacific Employment Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

ARMSTRONG HOLDINGS, INC.

By:                                                         ARMSTRONG WORLD INDUSTRIES, INC. agrees to be jointly and
   --------------------------------------------------       severally bound by the terms of this Agreement, including
Name:                                                       specifically with respect to the obligations of the
     ------------------------------------------------       Company hereunder.
Title: Senior Vice President, Human Resources


EXECUTIVE
                                                            By:
                                                               ------------------------------------------------------


                                                            Name:
-----------------------------------------------------            --------------------------------------------
Frank A. Riddick III                                        Title:  Senior Vice President & Chief Financial
                                                            Officer